SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                         DWS Core Plus Allocation Fund
                               DWS Micro Cap Fund
                     DWS Disciplined Long/Short Value Fund

Upon the recommendation of Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of each of the above-listed funds approved the termination and liquidation of the funds effective on or about June 5, 2009 (the "Liquidation Date"). Accordingly, each of the above-listed funds will redeem all of its shares outstanding on the Liquidation Date. The costs of each liquidation, including the mailing of notification to shareholders, will be borne by each respective fund subject to the Advisor's agreement to maintain the fund's total operating expenses at specified levels. Shareholders may exchange their shares for the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to exchange into another DWS fund may do so at net asset value minus any applicable redemption fee, and without payment of any contingent deferred sales charge ("CDSC"). Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they redeem minus any applicable redemption fees and CDSC on such redemption date. Shareholders whose shares are redeemed by a fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any redemption fees or CDSC. The exchange or redemption of shares, on or before the Liquidation Date, may be a taxable event for shareholders with the exception of those participating in individual retirement accounts, qualified defined contribution and defined benefit plans or other qualified retirement vehicles.

In conjunction with approving the termination and liquidation of each of the above-listed funds, the Board of each fund further approved closing the funds to new investments effective immediately, except that qualified retirement plans that currently offer the funds as an investment option may continue to offer them to their participants until the Liquidation Date.

               Please Retain This Supplement for Future Reference


                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

March 25, 2009
DMF-3685